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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 10, 1998, appearing on page F-1 of ITT Educational Services, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.

/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP
Indianapolis, Indiana
June 2, 1998